UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
TO SECTION 13 0R 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 13, 2008 (November 11, 2008)

         Accelerated Building Concepts Corporation

(Exact name of registrant as specified in its charter)

      Delaware

(State or Other Jurisdiction of Incorporation)

1-11873	13-3886065
(Commission File Number)	(IRS Employer Identification No.)
8427 South Park Circle. Suite 150, Orlando, Florida	32819
(Address of Principal Executive Offices)	(Zip Code)

     (407) 859-3883

Registrant’s telephone number, including area code

_________________________________________________

   (Former name or Former Address, If Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR  240.14d-2(b))

[ ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     On November 11, 2008, the Board of Directors of the Registrant filled a vacant position on the Board of Directors, and made modifications to Officer Positions.

•	Sin Li was removed by the Board of Directors from his position of Interim Chief Financial Officer

•

Bruce Harmon was appointed to the Board and elected to serve as Interim Chief Financial Officer. Mr. Harmon served as the Interim Chief Financial Officer and Director for the Company from August 2007 through May 2008.

•	Thomas G. Amon, Esquire was removed from his positions as Corporate Counsel and Secretary

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements
Not applicable.
(b)	Pro Forma Financial Information
Not applicable.
(c)	Exhibits:
Not applicable.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCELERATED BUILDING CONCEPTS CORPORATION
/s/ Joseph Sorci
Joseph Sorci
Chief Executive Officer

Date: November 13, 2008